UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BRIXMOR PROPERTY GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BRIXMOR PROPERTY GROUP INC.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on April 25, 2024

You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023 are available at http://www. viewproxy.com/brixmor/2024.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before April 17, 2024 to facilitate timely delivery.

Important information regarding the Internet availability of the company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING AND VOTE DURING THE MEETING.

To the Stockholders of BRIXMOR PROPERTY GROUP INC.,

The 2024 Annual Meeting of Stockholders of BRIXMOR PROPERTY GROUP INC. will be held virtually on April 25, 2024 at 9:00 a.m. (EDT). As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://www.viewproxy.com/brixmor/2024/htype.asp and then using your Virtual Control Number below. Your registration must be received by 11:59 p.m. (EDT) on April 22, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the unique link and password you received via email in your meeting invitation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the General Information section under - "How do I attend and vote shares at the virtual Annual Meeting?"

The Board of Directors recommends a vote "FOR" each of the director nominees in Proposal 1 and "FOR" Proposals 2 and 3.

1. To elect nine directors to serve until our next annual meeting of stockholders and until their successors are duly elected and qualify.
   Nominees:
   01 James M. Taylor Jr. 02 Sheryl M. Crosland 03 Michael Berman 04 Julie Bowerman
   05 Thomas W. Dickson 06 Daniel B. Hurwitz 07 Sandra A.J. Lawrence 08 William D. Rahm
   09 JP Suarez
2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2024.
3. To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET — To view your proxy materials online, go to http://www.viewproxy.com/brixmor/2024. Have your 11 digit Virtual Control Number (located below) available when you access the website and follow the instructions.

TELEPHONE — **877-777-2857 TOLL FREE**

E-MAIL — requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit Virtual Control Number located in the box below.

SCAN TO VIEW MATERIALS & VOTE

VIRTUAL CONTROL NO.

BRIXMOR PROPERTY GROUP INC.
450 Lexington Ave
New York, NY 10017

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you for review at:
http://www.viewproxy.com/brixmor/2024

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your Virtual Control Number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Materials On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call **1-877-777-2857**
or
By logging onto http://www.viewproxy.com/brixmor/2024
or
By email at: requests@viewproxy.com

Please include the company name and your Virtual Control Number in the e-mail subject line.